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As filed with the Securities and Exchange Commission on September 27, 2007

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM F-10

REGISTRATION STATEMENT
Under The Securities Act of 1933

YAMANA GOLD INC.
(Exact name of registrant as specified in its charter)

Canada (Province or Other Jurisdiction of Incorporation or Organization)	1040 (Primary Standard Industrial Classification Code)	Not Applicable (I.R.S. Employer Identification No.)

150 York Street, Suite 1102, Toronto, Ontario, Canada M5H 3S5, (416) 815-0220
(Address and telephone number of registrant's principal executive offices)

CT Corporation, 1015 15th Street, NW, Suite 1000, Washington D.C. 20005, (202) 572-3161
(Name, address (including zip code) and telephone number (including area code) of agent for service in the United States)

Copies to:

Jacqueline Jones Yamana Gold Inc. 150 York Street, Suite 1102 Toronto, Ontario M5H 3S5 Canada (416) 815-0220	Gil Cornblum Dorsey & Whitney LLP BCE Place 161 Bay Street, Suite 4310 Toronto, Ontario M5J 2S1 Canada (416) 367-7370	Mark Bennett Cassels Brock & Blackwell LLP 2100 Scotia Plaza 40 King Street West Toronto, Ontario M5H 3C2 Canada (416) 869-5300

        Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

Province of Ontario, Canada
(Principal jurisdiction regulating this offering)

        It is proposed that this filing shall become effective (check appropriate box):

A.	☒	Upon filing with the Commission pursuant to Rule 467(a) (if in connection with an offering being made contemporaneously in the United States and Canada).
B.	☐	At some future date (check the appropriate box below).
	1.	☐	Pursuant to Rule 467(b) on (date) at (time) (designate a time not sooner than seven calendar days after filing).
	2.	☐	Pursuant to Rule 467(b) on (date) at (time) (designate a time not sooner than seven calendar days after filing) because the securities regulatory authority in the review jurisdiction has issued a receipt or notification of clearance on (date).
	3.	☐	Pursuant to Rule 467(b) as soon as practicable after notification of the Commission by the registrant or the Canadian securities regulatory authority of the review jurisdiction that a receipt or notification of clearance has been issued with respect hereto.
	4.	☐	After the filing of the next amendment to this form (if preliminary material is being filed).

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to the home jurisdiction's shelf prospectus offering procedures, check the following box.    ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)

Common Shares, no par value	1,119,691 shares	$447,571,371	$13,740.44

(1)
Pursuant to Rule 429 under the Securities Act and General Instruction II.E to Form F-10, the prospectus contained herein also relates to the 227,548,783 Common Shares of the Registrant covered by the Registration Statement No. 333-144723 (the "Prior Registration Statement") and this Registration Statement acts as a post-effective amendment to the Prior Registration Statement.
(2)
Represents the maximum number of shares of Common Shares of the Registrant estimated to be issuable upon consummation of the exchange offer (the "Exchange Offer") for all of the outstanding common shares of Meridian Gold Inc. ("Meridian"), calculated as the product of (a) 102,312,516, which is the estimated number of outstanding Meridian common shares as of September 23, 2007 (assuming full conversion of all outstanding exercisable options for Meridian common shares), and (b) the exchange ratio of 2.235 Common Shares of the Registrant for each Meridian common share.
(3)
Estimated solely for the purpose of calculating the registration fee in accordance with General Instruction II.H to Form F-10. The proposed maximum offering price is equal to (A) the product of $32.95, which is the average of high and low sale prices of Meridian common shares as reported on the New York Stock Exchange on September 26, 2007, and 102,312,516, which is the number of outstanding Meridian common shares as of September 23, 2007 (assuming full conversion of all outstanding exercisable options for Meridian common shares), less (B) the cash consideration under the Exchange Offer, less (C) the proposed aggregate offering price set forth in the Prior Registration Statement in the amount of $2,210,646,826. The Registrant paid the registration fees with respect to the offering price contained in the Prior Registration Statement at the time of the initial filing of such Prior Registration Statement. For the purposes of calculating the cash consideration payable in the offer, an exchange rate of Cdn$1.0045=US$1.00 (the Federal Reserve Bank noon buying rate on September 26, 2007) was used.

        If, as a result of stock splits, stock dividends or similar transactions, the number of securities purported to be registered on this registration statement changes, the provisions of Rule 416 shall apply to this registration statement.

PART I

INFORMATION REQUIRED TO BE DELIVERED TO
OFFEREES OR PURCHASERS

Item 1.    Home Jurisdiction Document

        This Registration Statement on Form F-10 (this "Registration Statement") is filed by Yamana Gold Inc., a corporation existing under the laws of Canada ("Yamana" or the "Registrant").

        This Registration Statement relates to the offer by Yamana to purchase all of the outstanding common shares of Meridian Gold Inc. ("Meridian") on the basis of 2.235 Yamana common shares plus Cdn$7.00 in cash for each Meridian common share, together with the associated rights under the shareholder rights plan of Meridian, and including the common shares of Meridian that may become outstanding after the date of the offer but before the expiry time of the offer upon the exercise of stock options or other securities of Meridian that are convertible into or exchangeable or exercisable for common shares of Meridian (the "Offer").

        The information set forth in the Offer and Circular dated July 19, 2007 (the "Offer and Circular"), filed as Exhibit 1.1, the Letter of Transmittal, filed as Exhibit 1.2, the Notice of Variation and Extension (the "First Variation and Extension"), filed as Exhibit 4.13, the Notice of Extension (the "Notice of Extension"), filed as Exhibit 4.33, the Notice of Variation and Extension (the "Second Variation and Extension"), filed as Exhibit 4.39, and the Notice of Variation and Extension (the "Third Variation and Extension"), filed as Exhibit 4.45, including all schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to all items of information required to be included in, or covered by, this Registration Statement and is supplemented by the information specifically provided herein.

        Capitalized terms used herein and not defined herein have the respective meaning assigned to such terms in the Offer and Circular, the First Variation and Extension, the Notice of Extension, the Second Variation and Extension and the Third Variation and Extension.

Item 3.    Informational Legends.

        See page i of the Offer and Circular and Notice of Variation.

Item 4.    Incorporation of Certain Information by Reference.

        See "Documents Incorporated by Reference" in Section 12 of the Circular in the Offer and Circular and Section 5 of the First Variation and Extension. As required by this Item, the Offer and Circular provides that copies of the documents incorporated therein by reference my be obtained on request without charge from the Vice President, Legal, General Counsel and Assistant Corporate Secretary of Yamana, 150 York Street, Suite 1102, Toronto, Ontario, M5H 3S5, Canada or by telephone at (416) 815-0220.

PART II

INFORMATION NOT REQUIRED TO BE DELIVERED TO
OFFEREES OR PURCHASERS

INDEMNIFICATION

        Under the CANADA BUSINESS CORPORATIONS ACT (the "CBCA"), the Registrant may indemnify a present or former director or officer of the Registrant or another individual who acts or acted at the Registrant's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Registrant or other entity. The Registrant may not indemnify an individual unless the individual acted honestly and in good faith with a view to the best interests of the Registrant, or, as the case may be, to the best interests of the other entity for which the individual acted as a director or officer or in a similar capacity at the Registrant's request and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the conduct was lawful. The indemnification may be made in connection with a derivative action only with court approval. The aforementioned individuals are entitled to indemnification from the Registrant as a matter of right if they were not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done. The Registrant may advance moneys to the individual for the costs, charges and expenses of a proceeding; however, the individual shall repay the moneys if the individual does not fulfill the conditions set out above.

        The by-laws of the Registrant provide that, subject to the limitations contained in the CBCA, the Registrant shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Registrant's request as a director or officer of a body corporate of which the Registrant is or was a shareholder or creditor, and his heirs and legal representatives against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he was made a party by reason of being or having been a director or officer of the corporation or such body corporate, if he acted honestly and in good faith with a view to the best interests of the corporation, and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

        The by-laws of the Registrant provide that the Registrant may, subject to the limitations contained in the CBCA, purchase, maintain, or participate in insurance for the benefit of any director, officer, or certain other persons, as such against any liability incurred by him in his capacity as a director or officer of the Registrant or as a director or officer of any body corporate where he acts or acted in that capacity at the Registrant's request. The Registrant has purchased third party director and officer liability insurance.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

EXHIBITS

        The exhibit list has been updated to include the following exhibits as part of this Amendment No. 5 to the Registrant's Registration Statement on Form F-10:

Exhibit	Description
1.1	Take Over Bid Circular, including the Offer to Purchase, dated July 19, 2007(1)
1.2	Letter of Transmittal(1)
1.3	Notice of Guaranteed Delivery(1)
4.1	Management Information Circular of the Registrant dated March 20, 2007 prepared in connection with the annual meeting of shareholders of the Registrant held on May 2, 2007 (incorporated by reference to Exhibit 2 to the Registrant's Form 6-K furnished to the Commission on April 20, 2007)
4.2	Comparative audited consolidated financial statements of the Registrant and the notes thereto as at December 31, 2006 and 2005 and for each of the years ended December 31, 2006 and 2005 and the ten months ended December 31, 2004, together with the report of the auditors thereon (incorporated by reference to Exhibit 99.3 to the Registrant's Annual Report on Form 40-F filed with the Commission on April 2, 2007) and management's discussion and analysis of financial results for the year ended December 31, 2006 (incorporated by reference to Exhibit 99.2 to the Registrant's Form 40-F filed with the Commission on April 2, 2007)
4.3	Comparative unaudited consolidated financial statements of the Registrant and the notes thereto as at March 31, 2007 and for the three months ended March 31, 2007 and 2006 and management's discussion and analysis of financial results for the three months ended March 31, 2007 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on May 15, 2007)
4.4	Material change report dated May 10, 2007 relating to the appointment of Mr. John Begeman to the board of directors in place of Mr. Bruce Humphrey, and the appointment of officers of the Registrant (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.5	Material change report dated July 5, 2007 relating to the Registrant's intention to make the Offer (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 6, 2007)
4.6	Business acquisition report of the Registrant dated as of December 22, 2006 prepared in connection with the acquisition of Viceroy Exploration Ltd. (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.7	Annual Information Form of Northern Orion Resources Inc. for the year ended December 31, 2006 dated March 30, 2007 (incorporated by reference to Exhibit 2 to the Northern Orion Resources Inc. Annual Report on Form 40-F filed with the Commission on May 3, 2007)
4.8	Comparative audited consolidated financial statements of Northern Orion Resources Inc. and the notes thereto as at December 31, 2006 and 2005 and for each of the years ended December 31, 2006, 2005 and 2004, together with the report of the auditors thereon (incorporated by reference to Exhibit 3 to the Northern Orion Resources Inc. Annual Report filed with the Commission on May 3, 2007)
4.9	Comparative unaudited consolidated financial statements of Northern Orion Resources Inc. and the notes thereto as at March 31, 2007 and for the three months ended March 31, 2007 and 2006 (incorporated by reference to Exhibit 99.2 to the Northern Orion Resources Inc. Current Report on Form 6-K furnished to the Commission on May 11, 2007)
4.10	Loan Agreement, dated July 19, 2007 by and between Yamana Gold Inc. and Northern Orion Resources, Inc. (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.11	Revolving Credit Facility (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.12	Press Release, dated July 16, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425 on July 17, 2007)
4.13	Notice of Variation and Extension, dated August 14, 2007(2)
4.14	Press Release dated July 31, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on July 31, 2007)
4.15	Press Release dated July 31, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425 filed on July 31, 2007)

4.16	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)
4.17	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)

Exhibit	Description
4.18	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)
4.19	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)
4.20	Press release regarding Yamana quarterly performance (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 8, 2007)
4.21	Conference call transcript concerning Yamana's quarterly performance (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 8, 2007)
4.22	Comparative unaudited consolidated financial statements of the Registrant and the notes thereto as at June 30, 2007 and for the six months ended June 30, 2007 and 2006 and management's discussion and analysis of financial results for the six months ended June 30, 2007 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on August 13, 2007)
4.23	Press release concerning the Meridian offer(2)
4.24	Commitment letter for term financing facility(2)
4.25	Comparative unaudited consolidated financial statements of Northern Orion Resources Inc. and the notes thereto as at June 30, 2007 and for the six months ended June 30, 2007 and 2006 (incorporated by reference to the Northern Orion Resources Inc. Current Report on Form 6-K furnished to the Commission on August 14, 2007)
4.26	Material change report dated July 19, 2007 relating to the Registrant's announcement of having entered into a definitive business combination agreement with Northern Orion Resources Inc. and the announcement of its formal offer for all of the outstanding shares of Meridian (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 20, 2007)
4.27	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 14, 2007)
4.28	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 14, 2007)
4.29	Conference call transcript concerning the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 15, 2007)
4.30	Press Release regarding Gualcamayo project (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 22, 2007)
4.31	Press Release regarding Northern Orion shareholder vote (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 22, 2007)
4.32	Additional slides to Yamana corporate presentation (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 28, 2007)
4.33	Notice of Extension, dated September 12, 2007(3)
4.34	Press release dated September 4, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 4, 2007)
4.35	Press release dated September 4, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 4, 2007)
4.36	Press release dated September 5, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 5, 2007)
4.37	Advertisement relating to the Meridian offer published September 7, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 7, 2007)
4.38	Press release dated September 12, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 12, 2007)
4.39	Notice of Variation and Extension, dated September 20, 2007(4)
4.40	Amended commitment letter for $400 million senior secured credit facility(4)
4.41	Commitment letter and amended commitment letter for $300 million senior secured credit facility(4)
4.42	Press release dated September 20, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 20, 2007)
4.43	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 20, 2007)

Exhibit	Description
4.44	Outbound phone call script regarding the Meridian (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 20, 2007)
4.45	Notice of Variation and Extension, dated September 27, 2007 (filed herewith).
4.46	Press release dated September 24, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.47	Advertisement concerning Yamana's offer published in the Globe & Mail dated September 24, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.48	Powerpoint presentation, dated September 24, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.49	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.50	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.51	Conference call transcript relating to the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
5.1	Consent of Cassels Brock & Blackwell LLP(1)
5.2	Consent of Dorsey & Whitney LLP(1)
5.3	Consent of John Wells(1)
5.4	Consent of Michael G. Hester(1)
5.5	Consent of Mario E. Rossi(1)
5.6	Consent of Michael W. Cassiday(1)
5.7	Consent of Reno Pressaco(1)
5.8	Consent of Terrence Hennessey(1)
5.9	Consent of Rodrigo Mello(1)
5.10	Consent of Renato Petter(1)
5.11	Consent of Ronald G. Simpson(1)
5.12	Consent of John R. Sullivan(1)
5.13	Consent of G. Ross MacFarlane(1)
5.14	Consent of Velasquez Spring(1)
5.15	Consent of Dr. Lawrence B. Cochrane(1)
5.16	Consent of Karl M. Kolin(1)
5.17	Consent of Pierre LaCombe(1)
5.18	Consent of Ivan Machado(1)
5.19	Consent of Carlos Guzman(1)
5.20	Consent of Luis Rivera(1)
5.21	Consent of Melvin L. Klohn(1)
5.22	Consent of Evandro Cintra(1)
5.23	Consent of Gerrit Vos(1)
5.24	Consent of Harry Burgess(1)
5.25	Consent of Gary Giroux(1)
5.26	Consent of Callum Grant(1)
5.27	Consent of Paul Hosford(1)
5.28	Consent of Deloitte & Touche LLP (filed herewith).
5.29	Consent of Deloitte & Touche LLP (filed herewith).

Exhibit	Description
5.30	Consent of PricewaterhouseCoopers LLP (filed herewith).
6.1	Powers of Attorney(1)

(1)
Previously filed and incorporated by reference to the Registrant's Form F-10 (Commission File No. 333-144723), filed July 19, 2007.

(2)
Previously filed and incorporated by reference to Amendment No. 1 to the Registrant's Form F-10 (Commission File No. 333-14473), filed August 14, 2007.

(3)
Previously filed and incorporated by reference to Amendment No. 4 to the Registrant's Form F-10 (Commission File No. 333-14473), filed September 12, 2007.

(4)
Previously filed and incorporated by reference to Amendment No. 5 to the Registrant's Form F-10 (Commission File No. 333-14473), filed September 20, 2007.

PART III

UNDERTAKING AND CONSENT TO SERVICE OF PROCESS

Item 1. Undertaking

        The registrant undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the Commission staff, and to furnish promptly, when requested to do so by the Commission staff, information relating to the securities registered pursuant to Form F-10 or to transactions in said securities.

Item 2.    Consent to Service of Process

        Concurrently with the filing of the initial Registration Statement on Form F-10, the Registrant filed with the Commission a written Irrevocable Consent and Power of Attorney on Form F-X.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-10 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toronto, Ontario, country of Canada, on September 27, 2007.

YAMANA GOLD INC.
By:	/s/ PETER MARRONE Peter Marrone Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PETER MARRONE Peter Marrone	Chairman and Chief Executive Officer (principal executive officer)	September 27, 2007
/s/ CHARLES MAIN Charles Main	Vice-President, Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 27, 2007
* Victor H. Bradley	Director	September 27, 2007
* Patrick J. Mars	Director	September 27, 2007
* Juvenal Mesquita Filho	Director	September 27, 2007
* C. Nigel Lees	Director	September 27, 2007
* Dino Titaro	Director	September 27, 2007
* Antenor F. Silva, Jr.	Director	September 27, 2007
* John Begeman	Director	September 27, 2007

*by:	/s/ PETER MARRONE Peter Marrone Attorney in fact

AUTHORIZED REPRESENTATIVE

        Pursuant to the requirements of Section 6(a) of the Securities Act, the undersigned has signed this Registration Statement, solely in the capacity of the duly authorized representative of Yamana Gold Inc. in the United States on September 27, 2007.

By:	/s/ JOHN A. BEGEMAN John A. Begeman Director

EXHIBIT INDEX

Exhibit	Description
1.1	Take Over Bid Circular, including the Offer to Purchase, dated July 19, 2007(1)
1.2	Letter of Transmittal(1)
1.3	Notice of Guaranteed Delivery(1)
4.1	Management Information Circular of the Registrant dated March 20, 2007 prepared in connection with the annual meeting of shareholders of the Registrant held on May 2, 2007 (incorporated by reference to Exhibit 2 to the Registrant's Form 6-K furnished to the Commission on April 20, 2007)
4.2	Comparative audited consolidated financial statements of the Registrant and the notes thereto as at December 31, 2006 and 2005 and for each of the years ended December 31, 2006 and 2005 and the ten months ended December 31, 2004, together with the report of the auditors thereon (incorporated by reference to Exhibit 99.3 to the Registrant's Annual Report on Form 40-F filed with the Commission on April 2, 2007) and management's discussion and analysis of financial results for the year ended December 31, 2006 (incorporated by reference to Exhibit 99.2 to the Registrant's Form 40-F filed with the Commission on April 2, 2007)
4.3	Comparative unaudited consolidated financial statements of the Registrant and the notes thereto as at March 31, 2007 and for the three months ended March 31, 2007 and 2006 and management's discussion and analysis of financial results for the three months ended March 31, 2007 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on May 15, 2007)
4.4	Material change report dated May 10, 2007 relating to the appointment of Mr. John Begeman to the board of directors in place of Mr. Bruce Humphrey, and the appointment of officers of the Registrant (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.5	Material change report dated July 5, 2007 relating to the Registrant's intention to make the Offer (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 6, 2007)
4.6	Business acquisition report of the Registrant dated as of December 22, 2006 prepared in connection with the acquisition of Viceroy Exploration Ltd. (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.7	Annual Information Form of Northern Orion Resources Inc. for the year ended December 31, 2006 dated March 30, 2007 (incorporated by reference to Exhibit 2 to the Northern Orion Resources Inc. Annual Report on Form 40-F filed with the Commission on May 3, 2007)
4.8	Comparative audited consolidated financial statements of Northern Orion Resources Inc. and the notes thereto as at December 31, 2006 and 2005 and for each of the years ended December 31, 2006, 2005 and 2004, together with the report of the auditors thereon (incorporated by reference to Exhibit 3 to the Northern Orion Resources Inc. Annual Report filed with the Commission on May 3, 2007)
4.9	Comparative unaudited consolidated financial statements of Northern Orion Resources Inc. and the notes thereto as at March 31, 2007 and for the three months ended March 31, 2007 and 2006 (incorporated by reference to Exhibit 99.2 to the Northern Orion Resources Inc. Current Report on Form 6-K furnished to the Commission on May 11, 2007)
4.10	Loan Agreement, dated July 19, 2007 by and between Yamana Gold Inc. and Northern Orion Resources, Inc. (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.11	Revolving Credit Facility (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 19, 2007)
4.12	Press Release, dated July 16, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425 on July 17, 2007)
4.13	Notice of Variation and Extension, dated August 14, 2007(2)
4.14	Press Release dated July 31, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on July 31, 2007)
4.15	Press Release dated July 31, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425 filed on July 31, 2007)
4.16	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)

4.17	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)

Exhibit	Description
4.18	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)
4.19	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 6, 2007)
4.20	Press release regarding Yamana quarterly performance (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 8, 2007)
4.21	Conference call transcript concerning Yamana's quarterly performance (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 8, 2007)
4.22	Comparative unaudited consolidated financial statements of the Registrant and the notes thereto as at June 30, 2007 and for the six months ended June 30, 2007 and 2006 and management's discussion and analysis of financial results for the six months ended June 30, 2007 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on August 13, 2007)
4.23	Press release concerning the Meridian offer(2)
4.24	Commitment letter for term financing facility(2)
4.25	Comparative unaudited consolidated financial statements of Northern Orion Resources Inc. and the notes thereto as at June 30, 2007 and for the six months ended June 30, 2007 and 2006 (incorporated by reference to the Northern Orion Resources Inc. Current Report on Form 6-K furnished to the Commission on August 14, 2007)
4.26	Material change report dated July 19, 2007 relating to the Registrant's announcement of having entered into a definitive business combination agreement with Northern Orion Resources Inc. and the announcement of its formal offer for all of the outstanding shares of Meridian (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 6-K furnished to the Commission on July 20, 2007)
4.27	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 14, 2007)
4.28	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 14, 2007)
4.29	Conference call transcript concerning the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 15, 2007)
4.30	Press Release regarding Gualcamayo project (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 22, 2007)
4.31	Press Release regarding Northern Orion shareholder vote (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 22, 2007)
4.32	Additional slides to Yamana corporate presentation (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on August 28, 2007)
4.33	Notice of Extension, dated September 12, 2007(3)
4.34	Press release dated September 4, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 4, 2007)
4.35	Press release dated September 4, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 4, 2007)
4.36	Press release dated September 5, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 5, 2007)
4.37	Advertisement relating to the Meridian offer published September 7, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 7, 2007)
4.38	Press release dated September 12, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 12, 2007)
4.39	Notice of Variation and Extension, dated September 20, 2007(4)
4.40	Amended commitment letter for $400 million senior secured credit facility(4)
4.41	Commitment letter and amended commitment letter for $300 million senior secured credit facility(4)
4.42	Press release dated September 20, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 20, 2007)
4.43	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 20, 2007)

Exhibit	Description
4.44	Outbound phone call script regarding the Meridian (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 20, 2007)
4.45	Notice of Variation and Extension, dated September 27, 2007 (filed herewith).
4.46	Press release dated September 24, 2007 regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.47	Advertisement concerning Yamana's offer published in the Globe & Mail dated September 24, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.48	Powerpoint presentation, dated September 24, 2007 (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.49	Inbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.50	Outbound phone call script regarding the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
4.51	Conference call transcript relating to the Meridian offer (incorporated by reference to Yamana's filing pursuant to Rule 425, filed on September 24, 2007)
5.1	Consent of Cassels Brock & Blackwell LLP(1)
5.2	Consent of Dorsey & Whitney LLP(1)
5.3	Consent of John Wells(1)
5.4	Consent of Michael G. Hester(1)
5.5	Consent of Mario E. Rossi(1)
5.6	Consent of Michael W. Cassiday(1)
5.7	Consent of Reno Pressaco(1)
5.8	Consent of Terrence Hennessey(1)
5.9	Consent of Rodrigo Mello(1)
5.10	Consent of Renato Petter(1)
5.11	Consent of Ronald G. Simpson(1)
5.12	Consent of John R. Sullivan(1)
5.13	Consent of G. Ross MacFarlane(1)
5.14	Consent of Velasquez Spring(1)
5.15	Consent of Dr. Lawrence B. Cochrane(1)
5.16	Consent of Karl M. Kolin(1)
5.17	Consent of Pierre LaCombe(1)
5.18	Consent of Ivan Machado(1)
5.19	Consent of Carlos Guzman(1)
5.20	Consent of Luis Rivera(1)
5.21	Consent of Melvin L. Klohn(1)
5.22	Consent of Evandro Cintra(1)
5.23	Consent of Gerrit Vos(1)
5.24	Consent of Harry Burgess(1)
5.25	Consent of Gary Giroux(1)
5.26	Consent of Callum Grant(1)
5.27	Consent of Paul Hosford(1)
5.28	Consent of Deloitte & Touche LLP (filed herewith).
5.29	Consent of Deloitte & Touche LLP (filed herewith).

Exhibit	Description
5.30	Consent of PricewaterhouseCoopers LLP (filed herewith).
6.1	Powers of Attorney(1)

(1)
Previously filed and incorporated by reference to the Registrant's Form F-10 (Commission File No. 333-144723), filed July 19, 2007.

(2)
Previously filed and incorporated by reference to Amendment No. 1 to the Registrant's Form F-10 (Commission File No. 333-14473), filed August 14, 2007.

(3)
Previously filed and incorporated by reference to Amendment No. 4 to the Registrant's Form F-10 (Commission File No. 333-14473), filed September 12, 2007.

(4)
Previously filed and incorporated by reference to Amendment No. 5 to the Registrant's Form F-10 (Commission File No. 333-14473), filed September 20, 2007.

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PART I
PART II
PART III
SIGNATURES
EXHIBIT INDEX